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                                  EXHIBIT 99.1


                            CERTIFICATE PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Commercial Federal Corporation (the "Company") as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           By:  /s/ William A. Fitzgerald
                               -----------------------------------
                               William A. Fitzgerald
                               Chairman of the Board and Chief Executive Officer


Date: August 14, 2002